APPENDIX A

Funds and Classes as of February 3, 2015

Fund / Fund Family	Share Classes	Share Class Features(1)
		12b-1 Plan(2)	Front-End Sales Charge(3)	Contingent Deferred Sales Charge(3)
Swan Defined Risk Fund	A	✓	✓	✓
	C	✓
I
	No-Load	✓
Taylor Xplor Managed Futures Strategy Fund	A	✓	✓	✓
	C	✓
I
Footprints discover value fund	A	✓	✓
	C	✓
I
	N	✓
Avatar funds Avatar Capital Preservation Fund Avatar Tactical Fixed Income Fund Avatar Absolute Return Fund Avatar Global Opportunities Fund	A	✓	✓	✓
I
Persimmon long/short fund	A	✓	✓
	C	✓		✓
I

Good Harbor Funds

Good Harbor Tactical Core US Fund

Good Harbor Tactical Core Developed Markets Fund

Good Harbor Tactical Equity

Income Fund

Good Harbor Tactical Core

Markets Fund

Good Harbor tactical Currency Fund

Tactical Core US II Fund*

	A	✓
	C	✓		✓
I
Pinnacle Tactical Allocation Fund	A	✓	✓
	C	✓		✓
I
The Covered Bridge Fund	A	✓	✓
	C	✓		✓
I
Tactical Asset Allocation Fund	A	✓	✓
I
Even Keel Funds Even Keel Large Cap Managed Risk Fund Even Keel Small/Mid Cap Managed Risk Fund Even Keel Developed Markets Managed Risk Fund Even Keel Emerging Markets Managed Risk Fund	A	✓
I
RESQ Funds RESQ Absolute Equity Fund RESQ Absolute Income Fund	A	✓	✓
	C	✓		✓
I
Teton valley fund	A	✓	✓
I
cane alternative strategies Fund*	A	✓	✓
	C	✓		✓
I
Issachar fund	N	✓
I
Cozad small cap value fund	A	✓	✓
	N	✓
I

Newfound Funds Newfound Risk Managed Global Sectors Fund Newfound Multi-Asset Fund* Newfound Total Return Fund*	A	✓	✓
	c	✓
I
HCM Tactical Growth Fund	A	✓	✓	✓
	C	✓
I
	R	✓
Counterpoint tactical Income Fund*	A	✓	✓
	C	✓
I
Raylor Managed Futures Strategy Fund	A	✓	✓	✓
	C	✓
I
ACM Dynamic Opportunity Fund	A	✓	✓	✓
I
Swan Defined Risk Emerging Markets Fund	A	✓	✓	✓
	C	✓
I
HCM Dividend Sector Plus Fund	A	✓	✓
	A1	✓	✓
	Investor	✓
	I	✓
	R	✓

(1) The features and expenses of each share class are described in further detail in the respective Fund’s Prospectus.

(2) The distribution and shareholder servicing expenses of a share class are provided for in the Fund’s respective 12b-1 Plan.

(3) The sales charges associated with a share class are described further in the respective Fund’s Prospectus.

* Fund or share class has not commenced operations as of the date listed below.

IN WITNESS WHEREOF, the Trust has executed this amended Multi-Class Plan as of the 3rd day of February, 2015.

NORTHERN LIGHTS FUND TRUST III

By: /s/ Andrew Rogers

Andrew Rogers, President